Exhibit 4 under Form N-1A
                                   Exhibit 3(c) under Item 601/Reg. S-K


               FEDERATED MUNICIPAL SECURITIES FUND, INC.
                           (CLASS A SHARES)


Number                                                               Shares
-----                                                                -----

Account No.     Alpha Code          Incorporated Under     See Reverse Side For
                                    the Laws of the        Certain Definitions
                State of Maryland






THIS IS TO CERTIFY THAT                                      is the owner of





                                                      CUSIP 313913 10 5


Fully Paid and Non-Assessable Shares of Common Stock of FEDERATED
MUNICIPAL SECURITIES FUND, INC. (CLASS A SHARES) hereafter called the "Company," transferable on the books of the Company by the owner, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed.

         The shares represented hereby are issued and shall be held subject to the provisions of the Articles of Incorporation and By-Laws of the Company, and all amendments thereto, to all of which the holder by acceptance hereof assents.

         This Certificate is not valid unless countersigned by the Transfer Agent.

         IN WITNESS WHEREOF, the Company has caused this Certificate to be signed in its name by its proper officers and to be sealed with its Seal.




Dated:                                FEDERATED MUNICIPAL SECURITIES FUND, INC.
                            Corporate Seal
                               Maryland
                                 1976



/s/    David M. Taylor                             /s/ John F. Donahue
       Treasurer                                   Chairman



                                Countersigned: Federated Shareholder Services
Company (Pittsburgh)
                                Transfer Agent
                      By:
                                Authorized Signature

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM - as tenants in common UNIF GIFT MIN ACT-...Custodian... TEN ENT - as tenants by the entirety (Cust) (Minor) JT TEN - as joint tenants with right of under Uniform Gifts to Minors
               survivorship and not as tenants                  Act...........
               in common                                        (State)

         Additional abbreviations may also be used though not in the above list.

         The Company will furnish to any stockholder, on request and without charge, a full statement of designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the stock of each class which the corporation is authorized to issue.

         For value received__________ hereby sell, assign, and transfer unto

Please insert social security or other
identifying number of assignee

--------------------------------------


-----------------------------------------------------------------------------
(Please print or typewrite name and address, including zip code, of assignee)

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

______________________________________________________________________ shares of common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
------------------------------------------
_____________________________________________________________________Attorney
to transfer the said shares on the books of the within named Company with full power of substitution in the premises.

Dated______________________


                                                     NOTICE:________________
                                                     The signature to
                                                     this assignment
                                                     must correspond
                                                     with the name as
                                                     written upon the
                                                     face of the
                                                     certificate in
                                                     every particular,
                                                     without
                                                     alteration or
                                                     enlargement or
                                                     any change
                                                     whatever.

                              DOCUMENT DESCRIPTION - SPECIMEN STOCK CERTIFICATE



Page One

A.   The Certificate is outlined by an orange one-half inch border.

B. The number in the upper left-hand corner and the number of shares in the upper right-hand corner are outlined by octagonal boxes.

C.   The cusip number in the middle right-hand area of the page is boxed.

D.   The Maryland corporate seal appears in the bottom middle of the page.


Page Two

     The social security or other identifying number of the assignee appears in a box in the top-third upper-left area of the page.

               FEDERATED MUNICIPAL SECURITIES FUND, INC.
                           (CLASS B SHARES)

Number                                                       Shares
-----                                                        -----

Account No.      Alpha Code          Incorporated Under   See Reverse Side For
                                     the Laws of the      Certain Definitions
             State of Maryland






THIS IS TO CERTIFY THAT                                    is the owner of





                           CUSIP 313913 20 4


Fully Paid and Non-Assessable Shares of Common Stock of FEDERATED
MUNICIPAL SECURITIES FUND, INC. (CLASS B SHARES) hereafter called the "Company," transferable on the books of the Company by the owner, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed.

         The shares represented hereby are issued and shall be held subject to the provisions of the Articles of Incorporation and By-Laws of the Company, and all amendments thereto, to all of which the holder by acceptance hereof assents.

         This Certificate is not valid unless countersigned by the Transfer Agent.

         IN WITNESS WHEREOF, the Company has caused this Certificate to be signed in its name by its proper officers and to be sealed with its Seal.




Dated:                                FEDERATED MUNICIPAL SECURITIES FUND, INC.
                            Corporate Seal
                               Maryland
                                 1976



/s/    David M. Taylor                                     /s/ John F. Donahue
       Treasurer                                           Chairman



                               Countersigned: Federated Shareholder Services
Company (Pittsburgh)
                               Transfer Agent
                         By:
                               Authorized Signature

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM - as tenants in common UNIF GIFT MIN ACT-...Custodian... TEN ENT - as tenants by the entirety (Cust) (Minor) JT TEN - as joint tenants with right of under Uniform Gifts to Minors
               survivorship and not as tenants                  Act
               in common                                        (State)

         Additional abbreviations may also be used though not in the above list.

         The Company will furnish to any stockholder, on request and without charge, a full statement of designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the stock of each class which the corporation is authorized to issue.

         For value received__________ hereby sell, assign, and transfer unto

Please insert social security or other
identifying number of assignee

--------------------------------------


-----------------------------------------------------------------------------
(Please print or typewrite name and address, including zip code, of assignee)

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

______________________________________________________________________ shares of common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
------------------------------------------
_____________________________________________________________________Attorney
to transfer the said shares on the books of the within named Company with full power of substitution in the premises.

Dated______________________


                                                     NOTICE:______________
                                                     The signature to
                                                     this assignment
                                                     must correspond
                                                     with the name as
                                                     written upon the
                                                     face of the
                                                     certificate in
                                                     every particular,
                                                     without
                                                     alteration or
                                                     enlargement or
                                                     any change
                                                     whatever.

                              DOCUMENT DESCRIPTION - SPECIMEN STOCK CERTIFICATE



Page One

A.   The Certificate is outlined by an orange one-half inch border.

B. The number in the upper left-hand corner and the number of shares in the upper right-hand corner are outlined by octagonal boxes.

C.   The cusip number in the middle right-hand area of the page is boxed.

D.   The Maryland corporate seal appears in the bottom middle of the page.


Page Two

     The social security or other identifying number of the assignee appears in a box in the top-third upper-left area of the page.

               FEDERATED MUNICIPAL SECURITIES FUND, INC.
                           (CLASS C SHARES)

Number                                     Shares
-----                                      -----

Account No.     Alpha Code          Incorporated Under    See Reverse Side For
                                    the Laws of the       Certain Definitions
                State of Maryland






THIS IS TO CERTIFY THAT                                is the owner of





                                                       CUSIP 313913 30 3


Fully Paid and Non-Assessable Shares of Common Stock of FEDERATED
MUNICIPAL SECURITIES FUND, INC. (CLASS C SHARES) hereafter called the "Company," transferable on the books of the Company by the owner, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed.

         The shares represented hereby are issued and shall be held subject to the provisions of the Articles of Incorporation and By-Laws of the Company, and all amendments thereto, to all of which the holder by acceptance hereof assents.

         This Certificate is not valid unless countersigned by the Transfer Agent.

         IN WITNESS WHEREOF, the Company has caused this Certificate to be signed in its name by its proper officers and to be sealed with its Seal.




Dated:                                FEDERATED MUNICIPAL SECURITIES FUND, INC.
                            Corporate Seal
                               Maryland
                                 1976



/s/    David M. Taylor                         /s/ John F. Donahue
       Treasurer                               Chairman



                                Countersigned: Federated Shareholder Services
Company (Pittsburgh)
                                Transfer Agent
                        By:
                                Authorized Signature

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM - as tenants in common UNIF GIFT MIN ACT-...Custodian... TEN ENT - as tenants by the entirety (Cust) (Minor) JT TEN - as joint tenants with right of under Uniform Gifts to Minors
               survivorship and not as tenants                  Act...........
               in common                                        (State)

         Additional abbreviations may also be used though not in the above list.

         The Company will furnish to any stockholder, on request and without charge, a full statement of designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the stock of each class which the corporation is authorized to issue.

         For value received__________ hereby sell, assign, and transfer unto

Please insert social security or other
identifying number of assignee

--------------------------------------


-----------------------------------------------------------------------------
(Please print or typewrite name and address, including zip code, of assignee)

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

______________________________________________________________________ shares of common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
------------------------------------------
_____________________________________________________________________Attorney
to transfer the said shares on the books of the within named Company with full power of substitution in the premises.

Dated______________________


                                                     NOTICE:___________
                                                     The signature to
                                                     this assignment
                                                     must correspond
                                                     with the name as
                                                     written upon the
                                                     face of the
                                                     certificate in
                                                     every particular,
                                                     without
                                                     alteration or
                                                     enlargement or
                                                     any change
                                                     whatever.

             DOCUMENT DESCRIPTION - SPECIMEN STOCK CERTIFICATE



Page One

A.   The Certificate is outlined by an orange one-half inch border.

B. The number in the upper left-hand corner and the number of shares in the upper right-hand corner are outlined by octagonal boxes.

C.   The cusip number in the middle right-hand area of the page is boxed.

D.   The Maryland corporate seal appears in the bottom middle of the page.


Page Two

     The social security or other identifying number of the assignee appears in a box in the top-third upper-left area of the page.